UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2015

EPIRUS BIOPHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51171	04-3514457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

699 Boylston Street
Eighth Floor
Boston, MA 02116
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 600-3497

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2015 annual meeting of stockholders of EPIRUS Biopharmaceuticals, Inc. (the “Company”) held on June 4, 2015 (the “Annual Meeting”), the Company’s stockholders approved the EPIRUS Biopharmaceuticals, Inc. 2015 Equity Incentive Plan (the “2015 Plan”) and the EPIRUS Biopharmaceuticals, Inc. 2015 Employee Stock Purchase Plan (the “ESPP”). A summary of the material terms of the 2015 Plan and the ESPP is included in the Company’s definitive proxy statement on Schedule 14A which was filed with the Securities and Exchange Commission on April 24, 2015 (the “Proxy Statement”). The summary of the 2015 Plan and the ESPP contained in the Proxy Statement is incorporated herein by reference and is qualified in its entirety by reference to the actual text of the 2015 Plan and the ESPP, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2015, after receiving the requisite approval of the Company’s stockholders at the Annual Meeting, the Company amended its certificate of incorporation to decrease the number of authorized shares of the common stock of the Company, par value $0.001 per share (“Common Stock”) from 300,000,000 to 70,000,000.

A copy of the certificate of amendment to the Company’s sixth amended and restated certificate of incorporation, as amended, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following proposals were submitted to the stockholders of the Company:

Proposal 1:	The election of three directors to serve as Class I directors for a term of three years until the 2018 annual meeting of stockholders.

Proposal 2:	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Proposal 3:	The approval of the EPIRUS Biopharmaceuticals, Inc. 2015 Equity Incentive Plan.

Proposal 4:	The approval of the EPIRUS Biopharmaceuticals, Inc. 2015 Employee Stock Purchase Plan.

Proposal 5:

The approval of an amendment to the Company’s sixth amended and restated certificate of incorporation, as amended, to decrease the number of authorized shares of Common Stock from 300,000,000 to 70,000,000.

For more information about the foregoing proposals, see the Proxy Statement. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such matter is set forth below:

Proposal 1:          Election of Directors.

The Company’s stockholders elected the following three directors to serve as Class I directors until the 2018 annual meeting of stockholders. The votes regarding the election of directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Geoffrey Duyk, M.D., Ph.D.	14,733,187	9,273	3,804,707
Daotian Fu, Ph.D.	14,726,618	15,842	3,804,707
Scott Rocklage, Ph.D.	14,402,355	340,105	3,804,707

Proposal 2:          Ratification of Appointment of Ernst & Young LLP.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
18,460,840	50,938	35,389	—

Proposal 3:          Approval of the EPIRUS Biopharmaceuticals, Inc. 2015 Equity Incentive Plan.

The Company’s stockholders approved the EPIRUS Biopharmaceuticals, Inc. 2015 Equity Incentive Plan. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
11,588,798	3,135,424	18,238	3,804,707

Proposal 4:          Approval of the EPIRUS Biopharmaceuticals, Inc. 2015 Employee Stock Purchase Plan.

The Company’s stockholders approved the EPIRUS Biopharmaceuticals, Inc. 2015 Employee Stock Purchase Plan. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
13,020,364	1,704,214	17,882	3,804,707

Proposal 5:          Approval of an amendment to the Company’s sixth amended and restated certificate of incorporation.

The Company’s stockholders approved an amendment to the Company’s sixth amended and restated certificate of incorporation, as amended, to decrease the number of authorized shares of Common Stock from 300,000,000 to 70,000,000. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
18,150,129	168,482	228,556	—

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to the Company’s sixth amended and restated certificate of incorporation, as amended

10.1	EPIRUS Biopharmaceuticals, Inc. 2015 Equity Incentive Plan (incorporated by reference to Appendix A of the definitive proxy statement of EPIRUS Biopharmaceuticals, Inc. filed on April 24, 2015)

10.2	EPIRUS Biopharmaceuticals, Inc. 2015 Employee Stock Purchase Plan (incorporated by reference to Appendix B of the definitive proxy statement of EPIRUS Biopharmaceuticals, Inc. filed on April 24, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIRUS BIOPHARMACEUTICALS, INC.

By:	/s/ Amit Munshi
Name: Amit Munshi
Title: President and Chief Executive Officer

Date: June 9, 2015

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment to the Company’s sixth amended and restated certificate of incorporation, as amended

10.1	EPIRUS Biopharmaceuticals, Inc. 2015 Equity Incentive Plan (incorporated by reference to Appendix A of the definitive proxy statement of EPIRUS Biopharmaceuticals, Inc. filed on April 24, 2015)

10.2	EPIRUS Biopharmaceuticals, Inc. 2015 Employee Stock Purchase Plan (incorporated by reference to Appendix B of the definitive proxy statement of EPIRUS Biopharmaceuticals, Inc. filed on April 24, 2015)